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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                               F O R M   8 - K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 6, 1998
                                                 -------------------------------


                            Harris Bankcorp, Inc.
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           (Exact name or registrant as specified in its charter)



                                  Delaware
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               (State or other jurisdiction of incorporation)


        0-18179                                            36-2722782
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(Commission File Number)                       (IRS Employer Identification No.)



111 West Monroe Street, Chicago, Illinois                       60603
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code          312-461-2121
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable


ITEM 5.  OTHER EVENTS.

        Effective February 11, 1998, Harris Preferred Capital Corporation ("HPCC"), a wholly-owned subsidiary of Harris Trust and Savings Bank ("HTSB"), which is a wholly-owned subsidiary of Harris Bankcorp, Inc. ("Bankcorp"), issued $250 million of 7 3/8% noncumulative, exchangeable Series A preferred stock. The preferred stock, which is listed and traded on the New York Stock Exchange, is nonvoting except in certain circumstances as outlined in HPCC's Form S-11 Registration Statement ("S-11"). Dividends on the preferred stock are noncumulative and are payable at the rate of 7 3/8% per annum on the $25 per share liquidation preference. The preferred shares can be redeemend in whole or in part at HPCC's option on or after March 30, 2003 or upon the occurrence of a tax event as defined in the S-11. Upon the occurrence of specific events described in the S-11, including HTSB becoming less than "adequately capitalized", HTSB being placed into conservatorship or receivership, or the Board of Governors of the Federal Reserve Bank directing such an exchange, each preferred share would be exchanged automatically for one newly issued HTSB preferred share.

        The Series A Preferred Shares will qualify a Tier 1 capital at both HTSB and Bankcorp for U.S. banking regulatory purposes under relevant regulatory capital guidelines.



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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

         Not applicable


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable




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                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           HARRIS BANKCORP, INC.
                                               (REGISTRANT)



                                           By /s/ Paul R. Skubic
                                              --------------------------
                                                  Paul R. Skubic


                                           Its  Chief Accounting Officer
                                               -------------------------


Date  March 6, 1998
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